UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2017

Taxus Cardium Pharmaceuticals Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33635	27-0075787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11568 Sorrento Valley Rd., Suite 14
San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 436-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Scientific American Publishes Article on Angionetic’s Gene Therapy

On January 9, 2017, Taxus Cardium Pharmaceuticals Group Inc. issued a press release announcing an article titled "Heart Therapy," written by Gabor M. Rubanyi, M.D., Ph.D., co-founder of Angionetics Inc., a majority-owned subsidiary of Taxus Cardium Pharmaceuticals Group Inc. (CRXM), which was published in the January 2017 edition of Scientific American.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taxus Cardium Pharmaceuticals Group, Inc.

By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer

Date: January 9, 2017